SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):April 9, 2003


                              KEY3MEDIA GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                        1-16061                 95-4799962
(State or other Jurisdiction         (Commission File            (IRS Employer
      of incorporation)                   Number)            Identification No.)

                         5700 Wilshire Blvd., Suite 325
                              Los Angeles, CA 90036
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (323) 954-6000


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

On April 9, 2003, Key3Media Group, Inc. issued a press release concerning an agreement it reached with its Official Committee of Unsecured Creditors to support the Company's reorganization plan. The press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

99.1 Press release dated April 9, 2003, concerning Registrant's reaching an agreement with its Official Committee of Unsecured Creditors to support the Registrant's reorganization plan.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     KEY3MEDIA GROUP, INC.

      Dated: April 11, 2003             By:  /s/ Peter B. Knepper
                                             --------------------
                                        Name:  Peter B. Knepper
                                        Title: Executive Vice President
                                               and Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------

99.1 Press release dated April 9, 2003, concerning Registrant's reaching an agreement with its Official Committee of Unsecured Creditors to support the Registrant's reorganization plan.